Exhibit 99.2

First Quarter Financial Supplement

March 31, 2012

Genworth

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Dear Investor,

On January 1, 2012, Genworth adopted new accounting guidance issued by the Financial Accounting Standards Board related to accounting for costs associated with acquiring or renewing insurance contracts. Additionally, on January 1, 2012, Genworth changed its treatment of the liability for future policy benefits for level premium term life insurance products when the liability for a policy falls below zero. All prior periods in this financial supplement have been re-presented to reflect the retrospective impacts of these accounting changes. Genworth elected to implement these accounting changes on a retrospective basis as it believes this provides the most comparable and useful information and is more consistent with the information that management uses to evaluate the business.

The company also changed its presentation for life insurance sales to a premium equivalent basis on page 21 and provided supplemental analysis related to the lifestyle protection insurance business on pages 28 and 29.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Georgette Nicholas

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders. The company defines net operating income (loss) available to Genworth Financial, Inc.’s common stockholders as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders if, in the company’s opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and measures that are derived from or incorporate net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, including net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders may differ from the definitions used by other companies. There were no infrequent or unusual non-operating items excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders during the periods presented other than a $36 million after-tax gain related to the sale of the Medicare supplement insurance business recorded in the fourth quarter of 2011. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three months ended March 31, 2012 and 2011. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 74 through 77 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life and long-term care insurance; (2) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (3) 10% of premium deposits for linked-benefits products; (4) new and additional premiums/deposits for fixed annuities; (5) gross flows and net flows, which represent gross flows less redemptions, for the wealth management business; (6) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for the lifestyle protection insurance business; and (7) new insurance written for mortgage insurance. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, premium equivalents, new premiums/deposits, gross and net flows, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the company’s financial statements. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers assets under management for the wealth management business, insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,082	$11,021	$10,872	$10,881	$11,008
Total accumulated other comprehensive income	3,656	4,047	3,898	2,082	1,635

Total Genworth Financial, Inc.’s stockholders’ equity	$14,738	$15,068	$14,770	$12,963	$12,643

Book value per common share	$29.99	$30.69	$30.09	$26.42	$25.78
Book value per common share, excluding accumulated other comprehensive income	$22.55	$22.45	$22.15	$22.17	$22.44
Common shares outstanding as of the balance sheet date	491.5	490.9	490.9	490.7	490.5

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
GAAP Basis ROE	0.3%	0.4%	-2.8%	-1.9%	-0.5%
Operating ROE(1)	0.8%	1.2%	-1.4%	-1.8%	0.1%

	Three months ended
Quarterly Average ROE	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
GAAP Basis ROE	1.7%	5.2%	-0.6%	-5.0%	2.2%
Operating ROE(1)	1.1%	3.8%	2.3%	-4.1%	2.7%

Basic and Diluted Shares	Three months ended March 31, 2012
Weighted-average shares used in basic earnings per common share calculations	491.2
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	4.5

Weighted-average shares used in diluted earnings per common share calculations	495.7

(1)	See page 74 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

First Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Income

(amounts in millions)

	Three months ended March 31,
	2012	2011
REVENUES:
Premiums	$1,107	$1,437
Net investment income	832	830
Net investment gains (losses)	35	(28)
Insurance and investment product fees and other	452	329

Total revenues	2,426	2,568

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,232	1,413
Interest credited	195	201
Acquisition and operating expenses, net of deferrals	530	563
Amortization of deferred acquisition costs and intangibles	272	151
Interest expense	95	127

Total benefits and expenses	2,324	2,455

INCOME BEFORE INCOME TAXES	102	113
Provision for income taxes	22	20
Effective tax rate	21.6%	17.7%

NET INCOME	80	93
Less: net income attributable to noncontrolling interests	33	34

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$47	$59

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

	Three months ended March 31,
	2012	2011
Insurance and Wealth Management Division
U.S. Life Insurance segment:
Life Insurance	$6	$42
Long-Term Care	35	36
Fixed Annuities	23	14

Total U.S. Life Insurance segment	64	92
International Protection segment	5	25
Wealth Management segment	12	10

Total Insurance and Wealth Management Division	81	127

Global Mortgage Insurance Division(1)
International Mortgage Insurance segment:
Canada	37	51
Australia	(21)	52
Other Countries	(9)	(4)

Total International Mortgage Insurance segment	7	99
U.S. Mortgage Insurance segment	(43)	(83)

Total Global Mortgage Insurance Division(1)	(36)	16

Corporate and Runoff Division
Runoff segment	35	1
Corporate and Other	(49)	(69)

Total Corporate and Runoff Division	(14)	(68)

NET OPERATING INCOME	31	75

ADJUSTMENT TO NET OPERATING INCOME:
Net investment gains (losses), net of taxes and other adjustments(2)	16	(16)

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	47	59
Add: net income attributable to noncontrolling interests	33	34

NET INCOME	$80	$93

Earnings Per Share Data:

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.09	$0.12
Diluted	$0.09	$0.12

Net operating income per common share
Basic	$0.06	$0.15
Diluted	$0.06	$0.15

Weighted-average shares outstanding
Basic	491.2	490.1
Diluted	495.7	494.4

(1)	Global Mortgage Insurance Division was formerly referred to as the Mortgage Insurance Division.
(2)	See page 72 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,107	$1,352	$1,461	$1,455	$1,437	$5,705
Net investment income	832	827	842	881	830	3,380
Net investment gains (losses)	35	5	(157)	(40)	(28)	(220)
Insurance and investment product fees and other	452	440	375	359	329	1,503

Total revenues	2,426	2,624	2,521	2,655	2,568	10,368

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,232	1,392	1,457	1,679	1,413	5,941
Interest credited	195	195	194	204	201	794
Acquisition and operating expenses, net of deferrals	530	569	581	581	563	2,294
Amortization of deferred acquisition costs and intangibles	272	133	152	162	151	598
Goodwill impairment	—	29	—	—	—	29
Interest expense	95	121	124	134	127	506

Total benefits and expenses	2,324	2,439	2,508	2,760	2,455	10,162

INCOME (LOSS) BEFORE INCOME TAXES	102	185	13	(105)	113	206
Provision (benefit) for income taxes	22	10	(7)	(5)	20	18

NET INCOME (LOSS)	80	175	20	(100)	93	188
Less: net income attributable to noncontrolling interests	33	33	36	36	34	139

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$47	$142	$(16)	$(136)	$59	$49

Earnings (Loss) Per Share Data:

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.09	$0.29	$(0.03)	$(0.28)	$0.12	$0.10
Diluted	$0.09	$0.29	$(0.03)	$(0.28)	$0.12	$0.10

Weighted-average shares outstanding
Basic	491.2	490.9	490.8	490.6	490.1	490.6
Diluted	495.7	492.7	490.8	490.6	494.4	493.5

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
Insurance and Wealth Management Division
U.S. Life Insurance segment:
Life Insurance	$6	$48	$64	$57	$42	$211
Long-Term Care	35	28	17	18	36	99
Fixed Annuities	23	18	21	25	14	78

Total U.S. Life Insurance segment	64	94	102	100	92	388
International Protection segment	5	19	22	25	25	91
Wealth Management segment	12	12	12	13	10	47

Total Insurance and Wealth Management Division	81	125	136	138	127	526

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	37	40	40	28	51	159
Australia	(21)	54	36	54	52	196
Other Countries	(9)	(11)	(8)	(4)	(4)	(27)

Total International Mortgage Insurance segment	7	83	68	78	99	328
U.S. Mortgage Insurance segment	(43)	(96)	(79)	(255)	(83)	(513)

Total Global Mortgage Insurance Division	(36)	(13)	(11)	(177)	16	(185)

Corporate and Runoff Division
Runoff segment	35	15	(7)	18	1	27
Corporate and Other	(49)	(22)	(56)	(92)	(69)	(239)

Total Corporate and Runoff Division	(14)	(7)	(63)	(74)	(68)	(212)

NET OPERATING INCOME (LOSS)	31	105	62	(113)	75	129

ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net of taxes and other adjustments	16	1	(78)	(23)	(16)	(116)
Gain on sale of business, net of taxes	—	36	—	—	—	36

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	47	142	(16)	(136)	59	49
Add: net income attributable to noncontrolling interests	33	33	36	36	34	139

NET INCOME (LOSS)	$80	$175	$20	$(100)	$93	$188

Earnings (Loss) Per Share Data:

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.09	$0.29	$(0.03)	$(0.28)	$0.12	$0.10
Diluted	$0.09	$0.29	$(0.03)	$(0.28)	$0.12	$0.10

Net operating income (loss) per common share
Basic	$0.06	$0.21	$0.13	$(0.23)	$0.15	$0.26
Diluted	$0.06	$0.21	$0.13	$(0.23)	$0.15	$0.26

Weighted-average shares outstanding
Basic	491.2	490.9	490.8	490.6	490.1	490.6
Diluted(1)	495.7	492.7	490.8	490.6	494.4	493.5

(1)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the company’s net loss available to Genworth Financial, Inc.’s common stockholders for the three months ended September 30, 2011 and June 30, 2011, the inclusion of 1.7 million and 3.7 million, respectively, shares for stock options, restricted stock units and stock appreciation rights would have been antidilutive to the calculation. If the company had not incurred a net loss available to Genworth Financial, Inc.’s common stockholders for the three months ended September 30, 2011 and June 30, 2011, dilutive potential common shares would have been 492.5 million and 494.3 million, respectively. Since the company had net operating income for the three months ended September 30, 2011, the company used 492.5 million diluted weighted-average common shares outstanding in the calculation of diluted net operating income per common share.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$58,532	$58,295	$57,816	$56,221	$54,998
Equity securities available-for-sale, at fair value	434	361	354	374	355
Commercial mortgage loans	6,030	6,092	6,271	6,432	6,600
Restricted commercial mortgage loans related to securitization entities	392	411	430	457	485
Policy loans	1,555	1,549	1,556	1,542	1,480
Other invested assets	3,001	4,819	5,626	3,301	3,752
Restricted other invested assets related to securitization entities	384	377	377	379	376

Total investments	70,328	71,904	72,430	68,706	68,046
Cash and cash equivalents	4,187	4,488	3,648	2,831	3,742
Accrued investment income	759	691	725	693	794
Deferred acquisition costs	5,060	5,193	5,225	5,249	5,247
Intangible assets	573	580	629	695	716
Goodwill	1,256	1,253	1,326	1,333	1,331
Reinsurance recoverable	17,193	16,998	16,995	17,013	17,117
Other assets	981	958	1,002	988	883
Deferred tax asset	—	—	—	1,303	1,199
Separate account assets	10,646	10,122	9,794	11,452	11,807

Total assets	$110,983	$112,187	$111,774	$110,263	$110,882

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$32,380	$32,175	$31,948	$31,375	$31,064
Policyholder account balances	26,204	26,345	26,480	26,115	26,399
Liability for policy and contract claims	7,663	7,620	7,379	7,327	6,959
Unearned premiums	4,209	4,223	4,176	4,529	4,495
Other liabilities	5,308	6,308	6,755	5,637	6,189
Borrowings related to securitization entities	383	396	414	452	489
Non-recourse funding obligations	2,602	3,256	3,280	3,374	3,431
Long-term borrowings	5,095	4,726	4,708	4,755	5,347
Deferred tax liability	610	838	994	1,172	921
Separate account liabilities	10,646	10,122	9,794	11,452	11,807

Total liabilities	95,100	96,009	95,928	96,188	97,101

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,150	12,136	12,129	12,122	12,113

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	1,438	1,617	1,607	380	100
Net unrealized gains (losses) on other-than-temporarily impaired securities	(111)	(132)	(126)	(116)	(114)

Net unrealized investment gains (losses)	1,327	1,485	1,481	264	(14)

Derivatives qualifying as hedges	1,680	2,009	1,960	943	864
Foreign currency translation and other adjustments	649	553	457	875	785

Total accumulated other comprehensive income	3,656	4,047	3,898	2,082	1,635
Retained earnings	1,631	1,584	1,442	1,458	1,594
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,738	15,068	14,770	12,963	12,643
Noncontrolling interests	1,145	1,110	1,076	1,112	1,138

Total stockholders’ equity	15,883	16,178	15,846	14,075	13,781

Total liabilities and stockholders’ equity	$110,983	$112,187	$111,774	$110,263	$110,882

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2012
	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$53,109	$1,890	$37	$9,324	$2,540	$4,361	$4,013	$75,274
Deferred acquisition costs and intangible assets	5,398	371	408	246	17	407	42	6,889
Reinsurance recoverable	16,030	28	—	7	190	938	—	17,193
Deferred tax and other assets	376	164	84	183	61	47	66	981
Separate account assets	—	—	—	—	—	10,646	—	10,646

Total assets	$74,913	$2,453	$529	$9,760	$2,808	$16,399	$4,121	$110,983

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$32,373	$—	$—	$—	$—	$7	$—	$32,380
Policyholder account balances	21,039	17	—	—	—	5,148	—	26,204
Liability for policy and contract claims	4,501	130	—	626	2,381	25	—	7,663
Unearned premiums	570	589	—	2,921	117	12	—	4,209
Non-recourse funding obligations	2,632	—	—	—	—	—	(30)	2,602
Deferred tax and other liabilities	4,209	557	47	555	(780)	12	1,318	5,918
Borrowings and capital securities	—	—	—	570	—	8	4,900	5,478
Separate account liabilities	—	—	—	—	—	10,646	—	10,646

Total liabilities	65,324	1,293	47	4,672	1,718	15,858	6,188	95,100

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	6,504	1,100	482	3,134	1,088	688	(1,914)	11,082
Allocated accumulated other comprehensive income (loss)	3,085	60	—	809	2	(147)	(153)	3,656

Total Genworth Financial, Inc.’s stockholders’ equity	9,589	1,160	482	3,943	1,090	541	(2,067)	14,738
Noncontrolling interests	—	—	—	1,145	—	—	—	1,145

Total stockholders’ equity	9,589	1,160	482	5,088	1,090	541	(2,067)	15,883

Total liabilities and stockholders’ equity	$74,913	$2,453	$529	$9,760	$2,808	$16,399	$4,121	$110,983

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2011
	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$53,846	$1,825	$47	$9,245	$2,665	$4,481	$4,974	$77,083
Deferred acquisition costs and intangible assets	5,537	368	407	246	18	407	43	7,026
Reinsurance recoverable	15,790	29	—	6	208	965	—	16,998
Deferred tax and other assets	374	153	69	146	75	56	85	958
Separate account assets	—	—	—	—	—	10,122	—	10,122

Total assets	$75,547	$2,375	$523	$9,643	$2,966	$16,031	$5,102	$112,187

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$32,168	$—	$—	$—	$—	$7	$—	$32,175
Policyholder account balances	20,943	17	—	—	—	5,385	—	26,345
Liability for policy and contract claims	4,418	133	—	553	2,488	28	—	7,620
Unearned premiums	576	592	—	2,932	112	11	—	4,223
Non-recourse funding obligations	3,356	—	—	—	—	—	(100)	3,256
Deferred tax and other liabilities	4,422	532	50	606	(739)	3	2,272	7,146
Borrowings and capital securities	—	—	—	561	—	6	4,555	5,122
Separate account liabilities	—	—	—	—	—	10,122	—	10,122

Total liabilities	65,883	1,274	50	4,652	1,861	15,562	6,727	96,009

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	6,034	1,091	473	3,130	1,109	636	(1,452)	11,021
Allocated accumulated other comprehensive income (loss)	3,630	10	—	751	(4)	(167)	(173)	4,047

Total Genworth Financial, Inc.’s stockholders’ equity	9,664	1,101	473	3,881	1,105	469	(1,625)	15,068
Noncontrolling interests	—	—	—	1,110	—	—	—	1,110

Total stockholders’ equity	9,664	1,101	473	4,991	1,105	469	(1,625)	16,178

Total liabilities and stockholders’ equity	$75,547	$2,375	$523	$9,643	$2,966	$16,031	$5,102	$112,187

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance(1)	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff(2)	Corporate and Other	Total
Unamortized balance as of December 31, 2011	$4,651	$259	$—	$162	$7	$379	$—	$5,458
Costs deferred	122	20	—	10	1	1	—	154
Amortization, net of interest accretion	(211)	(29)	—	(14)	(1)	5	—	(250)
Impact of foreign currency translation	—	7	—	3	—	—	—	10

Unamortized balance as of March 31, 2012	4,562	257	—	161	7	385	—	5,372
Effect of accumulated net unrealized investment (gains) losses	(303)	—	—	—	—	(9)	—	(312)

Balance as of March 31, 2012	$4,259	$257	$—	$161	$7	$376	$—	$5,060

(1)	Amortization, net of interest accretion, includes $5 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, includes $1 million of amortization related to net investment gains for the policyholder account balances.

Insurance and Wealth Management Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$722	$950	$959	$961	$948	$3,818
Net investment income	674	666	675	701	669	2,711
Net investment gains (losses)	(1)	(2)	(21)	(32)	(19)	(74)
Insurance and investment product fees and other	377	292	307	290	261	1,150

Total revenues	1,772	1,906	1,920	1,920	1,859	7,605

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	827	999	1,001	977	947	3,924
Interest credited	162	163	160	170	166	659
Acquisition and operating expenses, net of deferrals	388	425	426	431	416	1,698
Amortization of deferred acquisition costs and intangibles	255	112	100	120	113	445
Interest expense	23	29	33	41	39	142

Total benefits and expenses	1,655	1,728	1,720	1,739	1,681	6,868

INCOME BEFORE INCOME TAXES	117	178	200	181	178	737
Provision for income taxes	41	57	64	62	61	244

NET INCOME	76	121	136	119	117	493

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	5	4	—	19	10	33

NET OPERATING INCOME	$81	$125	$136	$138	$127	$526

Effective tax rate (operating income)(1)	35.4%	31.9%	32.5%	34.1%	34.2%	33.2%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended March 31, 2012	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$(11)	$521	$33	$543	$179	$—	$722
Net investment income	129	255	254	638	36	—	674
Net investment gains (losses)	(5)	(2)	5	(2)	1	—	(1)
Insurance and investment product fees and other	260	1	2	263	2	112	377

Total revenues	373	775	294	1,442	218	112	1,772

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	65	601	120	786	41	—	827
Interest credited	65	—	97	162	—	—	162
Acquisition and operating expenses, net of deferrals	55	98	16	169	127	92	388
Amortization of deferred acquisition costs and intangibles	172	22	29	223	31	1	255
Interest expense	12	—	—	12	11	—	23

Total benefits and expenses	369	721	262	1,352	210	93	1,655

INCOME BEFORE INCOME TAXES	4	54	32	90	8	19	117
Provision for income taxes	1	20	11	32	2	7	41

NET INCOME	3	34	21	58	6	12	76
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	3	1	2	6	(1)	—	5

NET OPERATING INCOME	$6	$35	$23	$64	$5	$12	$81

Effective tax rate (operating income)	30.3%	36.5%	35.6%	35.6%	23.1%	37.9%	35.4%

	U.S. Life Insurance Segment
Three months ended March 31, 2011	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$222	$491	$20	$733	$215	$—	$948
Net investment income	130	229	262	621	48	—	669
Net investment gains (losses)	—	(8)	(13)	(21)	2	—	(19)
Insurance and investment product fees and other	143	1	2	146	5	110	261

Total revenues	495	713	271	1,479	270	110	1,859

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	262	543	110	915	32	—	947
Interest credited	63	—	103	166	—	—	166
Acquisition and operating expenses, net of deferrals	46	104	22	172	152	92	416
Amortization of deferred acquisition costs and intangibles	33	20	23	76	36	1	113
Interest expense	26	—	—	26	13	—	39

Total benefits and expenses	430	667	258	1,355	233	93	1,681

INCOME BEFORE INCOME TAXES	65	46	13	124	37	17	178
Provision for income taxes	23	16	5	44	10	7	61

NET INCOME	42	30	8	80	27	10	117
ADJUSTMENT TO NET INCOME:
Net investment losses, net of taxes and other adjustments	—	6	6	12	(2)	—	10

NET OPERATING INCOME	$42	$36	$14	$92	$25	$10	$127

Effective tax rate (operating income)	35.0%	35.2%	35.6%	35.2%	26.3%	42.3%	34.2%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income—U.S. Life Insurance Segment

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$543	$758	$750	$738	$733	$2,979
Net investment income	638	632	637	648	621	2,538
Net investment gains (losses)	(2)	—	(19)	(33)	(21)	(73)
Insurance and investment product fees and other	263	176	192	172	146	686

Total revenues	1,442	1,566	1,560	1,525	1,479	6,130

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	786	968	964	942	915	3,789
Interest credited	162	163	160	170	166	659
Acquisition and operating expenses, net of deferrals	169	193	188	183	172	736
Amortization of deferred acquisition costs and intangibles	223	77	67	77	76	297
Interest expense	12	26	27	25	26	104

Total benefits and expenses	1,352	1,427	1,406	1,397	1,355	5,585

INCOME BEFORE INCOME TAXES	90	139	154	128	124	545
Provision for income taxes	32	48	50	47	44	189

NET INCOME	58	91	104	81	80	356

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	6	3	(2)	19	12	32

NET OPERATING INCOME	$64	$94	$102	$100	$92	$388

Effective tax rate (operating income)	35.6%	34.9%	32.3%	36.5%	35.2%	34.7%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$(11)	$205	$215	$222	$222	$864
Net investment income	129	131	132	141	130	534
Net investment gains (losses)	(5)	(13)	(4)	(15)	—	(32)
Insurance and investment product fees and other	260	174	189	170	143	676

Total revenues	373	497	532	518	495	2,042

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	65	260	258	254	262	1,034
Interest credited	65	64	59	69	63	255
Acquisition and operating expenses, net of deferrals	55	55	62	60	46	223
Amortization of deferred acquisition costs and intangibles	172	29	34	36	33	132
Interest expense	12	26	26	25	26	103

Total benefits and expenses	369	434	439	444	430	1,747

INCOME BEFORE INCOME TAXES	4	63	93	74	65	295
Provision for income taxes	1	24	31	27	23	105

NET INCOME	3	39	62	47	42	190

ADJUSTMENT TO NET INCOME:
Net investment losses, net of taxes and other adjustments	3	9	2	10	—	21

NET OPERATING INCOME(1)	$6	$48	$64	$57	$42	$211

Effective tax rate (operating income)	30.3%	37.8%	33.1%	37.0%	35.0%	35.6%

SALES:
Sales by Product(2):
Term Life	$—	$—	$1	$—	$—	$1
Term Universal Life(2)	31	31	33	35	30	129
Universal Life(2)	16	16	14	13	15	58
Linked-Benefits(2)	3	2	2	3	2	9

Total Sales	50	49	50	51	47	197

Sales by Distribution Channel(2):
Financial Intermediaries	$2	$1	$2	$1	$2	$6
Independent Producers	48	47	48	49	45	189
Dedicated Sales Specialist	—	1	—	1	—	2

Total Sales	$50	$49	$50	$51	$47	$197

(1)

In January 2012, as part of a life block sale transaction, the company repurchased $475 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $52 million and then ceded certain term life insurance policies to a third-party reinsurer resulting in a U.S. GAAP after-tax loss, net of deferred acquisition costs (DAC), of $93 million. The combined transactions resulted in a U.S. GAAP after-tax loss of approximately $41 million.

(2)

The prior period amounts have been re-presented to reflect sales for term universal and universal life insurance products as annualized first-year deposits plus 5% of excess deposits and 10% of premium deposits for linked-benefits products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Life Insurance In-Force

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance
Life insurance in-force, net of reinsurance	$391,870	$439,743	$444,861	$449,806	$454,704
Life insurance in-force before reinsurance	$561,186	$568,261	$575,689	$583,007	$590,569

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$112,906	$99,753	$87,238	$73,569	$58,371
Life insurance in-force before reinsurance	$113,737	$100,476	$87,896	$74,107	$58,811

Universal Life Insurance
Life insurance in-force, net of reinsurance	$42,734	$42,363	$42,015	$41,737	$41,543
Life insurance in-force before reinsurance	$49,527	$49,204	$48,199	$47,990	$47,831

Total Life Insurance
Life insurance in-force, net of reinsurance	$547,510	$581,859	$574,114	$565,112	$554,618
Life insurance in-force before reinsurance	$724,450	$717,941	$711,784	$705,104	$697,211

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income and Sales—U.S. Life Insurance Segment—Long-Term Care

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$521	$520	$513	$496	$491	$2,020
Net investment income	255	246	244	240	229	959
Net investment gains (losses)	(2)	8	27	(8)	(8)	19
Insurance and investment product fees and other	1	1	1	1	1	4

Total revenues	775	775	785	729	713	3,002

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	601	593	605	583	543	2,324
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	98	113	110	105	104	432
Amortization of deferred acquisition costs and intangibles	22	22	19	19	20	80
Interest expense	—	—	1	—	—	1

Total benefits and expenses	721	728	735	707	667	2,837

INCOME BEFORE INCOME TAXES	54	47	50	22	46	165
Provision for income taxes	20	14	15	9	16	54

NET INCOME	34	33	35	13	30	111
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	1	(5)	(18)	5	6	(12)

NET OPERATING INCOME	$35	$28	$17	$18	$36	$99

Effective tax rate (operating income)	36.5%	29.1%	22.3%	39.2%	35.2%	32.4%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$5	$6	$6	$5	$5	$22
Independent Producers	28	35	34	31	29	129
Dedicated Sales Specialist	12	15	14	14	12	55

Total Individual Long-Term Care	45	56	54	50	46	206
Group Long-Term Care	3	9	—	2	2	13

Total Sales	$48	$65	$54	$52	$48	$219

RATIOS:
Loss Ratio(1)	66.4%	67.1%	71.4%	70.4%	64.5%	68.4%
Gross Benefits Ratio(2)	115.1%	114.1%	118.0%	117.3%	110.6%	115.0%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$33	$33	$22	$20	$20	$95
Net investment income	254	255	261	267	262	1,045
Net investment gains (losses)	5	5	(42)	(10)	(13)	(60)
Insurance and investment product fees and other	2	1	2	1	2	6

Total revenues	294	294	243	278	271	1,086

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	120	115	101	105	110	431
Interest credited	97	99	101	101	103	404
Acquisition and operating expenses, net of deferrals	16	25	16	18	22	81
Amortization of deferred acquisition costs and intangibles	29	26	14	22	23	85
Interest expense	—	—	—	—	—	—

Total benefits and expenses	262	265	232	246	258	1,001

INCOME BEFORE INCOME TAXES	32	29	11	32	13	85
Provision for income taxes	11	10	4	11	5	30

NET INCOME	21	19	7	21	8	55
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	2	(1)	14	4	6	23

NET OPERATING INCOME	$23	$18	$21	$25	$14	$78

Effective tax rate (operating income)	35.6%	35.0%	36.9%	33.1%	35.6%	35.0%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$74	$70	$49	$52	$57	$228
Single Premium Deferred Annuities	262	293	446	272	109	1,120

Total Sales	$336	$363	$495	$324	$166	$1,348

Sales by Distribution Channel:
Financial Intermediaries	$216	$233	$411	$243	$108	$995
Independent Producers	116	127	82	79	55	343
Dedicated Sales Specialists	4	3	2	2	3	10

Total Sales	$336	$363	$495	$324	$166	$1,348

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$10,831	$10,775	$10,582	$10,660	$10,819	$10,819
Deposits	264	295	450	275	120	1,140
Surrenders, benefits and product charges	(330)	(325)	(345)	(441)	(368)	(1,479)

Net flows	(66)	(30)	105	(166)	(248)	(339)
Interest credited	84	86	88	88	89	351

Account value, end of the period	10,849	10,831	10,775	10,582	10,660	10,831

Single Premium Immediate Annuities
Account value, beginning of the period	6,433	6,482	6,384	6,411	6,528	6,528
Premiums and deposits	106	96	77	85	85	343
Surrenders, benefits and product charges	(237)	(250)	(245)	(253)	(256)	(1,004)

Net flows	(131)	(154)	(168)	(168)	(171)	(661)
Interest credited	78	79	80	82	83	324
Effect of accumulated net unrealized investment gains (losses)	24	26	186	59	(29)	242

Account value, end of the period	6,404	6,433	6,482	6,384	6,411	6,433

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,107	1,109	1,113	1,113	1,113	1,113
Surrenders, benefits and product charges	(14)	(17)	(18)	(14)	(15)	(64)

Net flows	(14)	(17)	(18)	(14)	(15)	(64)
Interest credited	14	15	14	14	15	58

Account value, net of reinsurance, end of the period	1,107	1,107	1,109	1,113	1,113	1,107

Total Fixed Annuities	$18,360	$18,371	$18,366	$18,079	$18,184	$18,371

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$179	$192	$209	$223	$215	$839
Net investment income	36	34	38	53	48	173
Net investment gains (losses)	1	(2)	(2)	1	2	(1)
Insurance and investment product fees and other	2	2	—	4	5	11

Total revenues	218	226	245	281	270	1,022

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	31	37	35	32	135
Acquisition and operating expenses, net of deferrals	127	139	143	156	152	590
Amortization of deferred acquisition costs and intangibles	31	33	32	42	36	143
Interest expense	11	3	6	16	13	38

Total benefits and expenses	210	206	218	249	233	906

INCOME BEFORE INCOME TAXES	8	20	27	32	37	116
Provision for income taxes	2	2	7	7	10	26

NET INCOME	6	18	20	25	27	90

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(1)	1	2	—	(2)	1

NET OPERATING INCOME(1)	$5	$19	$22	$25	$25	$91

Effective tax rate (operating income)	23.1%	7.4%	28.7%	20.9%	26.3%	22.0%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$228	$234	$252	$270	$242	$998
Premium equivalents for administrative services only business	2	5	5	6	6	22
Reinsurance premiums assumed accounted for under the deposit method	149	167	181	193	175	716

Total Sales(2)	$379	$406	$438	$469	$423	$1,736

SALES BY REGION:
Lifestyle Protection Insurance
Northern Europe	$141	$149	$166	$169	$156	$640
Southern Europe	134	152	161	188	170	671
Latin America	7	6	7	2	—	15
Structured Deals(3)	93	93	97	103	89	382
Other	4	6	7	7	8	28

Total Sales	$379	$406	$438	$469	$423	$1,736

Loss Ratio	23%	16%	17%	16%	15%	16%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $6 million for the three months ended March 31, 2012.
(2)	Sales adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $390 million for the three months ended March 31, 2012.
(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	1Q 2012
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$179	$55	$234
Net investment income	36	(13)	23
Net investment gains (losses)	1	—	1
Insurance and investment product fees and other	2	—	2

Total revenues	218	42	260

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	41	15	56
Acquisition and operating expenses, net of deferrals	127	17	144
Amortization of deferred acquisition costs and intangibles	31	14	45
Interest expense	11	(4)	7

Total benefits and expenses	210	42	252

INCOME BEFORE INCOME TAXES	8	—	8
Provision for income taxes	2	—	2

NET INCOME	6	—	6

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)

NET OPERATING INCOME(1)	$5	$—	$5

Effective tax rate (operating income)	23.1%		23.1%

Other Metrics:
Premiums	$179	$55	$234
Benefits and other changes in policy reserves	41	15	56
Commissions(2)	85	14	99

Margin before profit sharing	53	26	79
Profit share(2)	27	17	44

Underwriting profit	$26	$9	$35

Loss Ratio	23%		23%

Underwriting Margin(3)	14%		15%

Combined Ratio(4)	111%		105%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $6 million for the three months ended March 31, 2012.
(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2011			3Q 2011			2Q 2011			1Q 2011			Total 2011
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$192	$57	$249	$209	$71	$280	$223	$71	$294	$215	$56	$271	$1,861	$255	$2,116
Net investment income	34	(7)	27	38	(11)	27	53	(26)	27	48	(23)	25	210	(67)	143
Net investment gains (losses)	(2)	—	(2)	(2)	—	(2)	1	—	1	2	—	2	(4)	—	(4)
Insurance and investment product fees and other	2	—	2	—	—	—	4	—	4	5	—	5	17	—	17

Total revenues	226	50	276	245	60	305	281	45	326	270	33	303	2,084	188	2,272

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	31	15	46	37	18	55	35	18	53	32	10	42	340	61	401
Acquisition and operating expenses, net of deferrals	139	16	155	143	19	162	156	19	175	152	13	165	1,136	67	1,203
Amortization of deferred acquisition costs and intangibles	33	13	46	32	21	53	42	16	58	36	17	53	350	67	417
Interest expense	3	6	9	6	2	8	16	(8)	8	13	(7)	6	63	(7)	56

Total benefits and expenses	206	50	256	218	60	278	249	45	294	233	33	266	1,889	188	2,077

INCOME BEFORE INCOME TAXES	20	—	20	27	—	27	32	—	32	37	—	37	195	—	195
Provision for income taxes	2	—	2	7	—	7	7	—	7	10	—	10	42	—	42

NET INCOME	18	—	18	20	—	20	25	—	25	27	—	27	153	—	153
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	1	—	1	2	—	2	—	—	—	(2)	—	(2)	4	—	4

NET OPERATING INCOME(1)	$19	$—	$19	$22	$—	$22	$25	$—	$25	$25	$—	$25	$157	$—	$157

Effective tax rate (operating income)	7.4%		7.4%	28.7%		28.7%	20.9%		20.9%	26.3%		26.3%	22.0%		22.0%

Other Metrics:
Premiums	$192	$57	$249	$209	$71	$280	$223	$71	$294	$215	$56	$271	$1,861	$255	$2,116
Benefits and other changes in policy reserves	31	15	46	37	18	55	35	18	53	32	10	42	340	61	401
Commissions(2)	94	10	104	96	21	117	109	18	127	102	16	118	401	65	466

Margin before profit sharing	67	32	99	76	32	108	79	35	114	81	30	111	1,120	129	1,249
Profit share(2)	26	18	44	28	18	46	35	18	53	37	14	51	126	68	194

Underwriting profit	$41	$14	$55	$48	$14	$62	$44	$17	$61	$44	$16	$60	$994	$61	$1,055

Loss Ratio	16%		18%	17%		20%	16%		18%	15%		15%	16%		18%

Underwriting Margin(3)	21%		22%	23%		22%	19%		21%	21%		22%	21%		22%

Combined Ratio(4)	106%		99%	100%		96%	104%		97%	101%		96%	103%		96%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for our reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $6 million for the three months ended March 31, 2012.
(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Wealth Management Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income, Sales and Assets Under Management—Wealth Management Segment

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—
Insurance and investment product fees and other	112	114	115	114	110	453

Total revenues	112	114	115	114	110	453

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	92	93	95	92	92	372
Amortization of deferred acquisition costs and intangibles	1	2	1	1	1	5
Interest expense	—	—	—	—	—	—

Total benefits and expenses	93	95	96	93	93	377

INCOME BEFORE INCOME TAXES	19	19	19	21	17	76
Provision for income taxes	7	7	7	8	7	29

NET INCOME	12	12	12	13	10	47

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—

NET OPERATING INCOME	$12	$12	$12	$13	$10	$47

Effective tax rate (operating income)	37.9%	36.2%	38.9%	36.4%	42.3%	38.3%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,344	$1,278	$1,395	$1,622	$1,785	$6,080
Dedicated Sales Specialists	172	161	170	185	273	789

Total Sales	$1,516	$1,439	$1,565	$1,807	$2,058	$6,869

ASSETS UNDER MANAGEMENT:
Beginning of period	$25,087	$24,613	$25,930	$25,551	$24,740	$24,740
Gross flows	1,516	1,439	1,565	1,807	2,058	6,869
Redemptions	(1,875)	(1,455)	(1,119)	(1,143)	(1,703)	(5,420)

Net flows	(359)	(16)	446	664	355	1,449
Market performance	956	490	(1,763)	(285)	456	(1,102)

End of period	$25,684	$25,087	$24,613	$25,930	$25,551	$25,087

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Investment Services, Inc., Genworth Financial Trust Company, Centurion Financial Advisers, Inc., Quantavis Consulting, Inc. and the Altegris companies.

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$384	$400	$413	$410	$404	$1,627
Net investment income	120	112	132	125	128	497
Net investment gains (losses)	29	43	34	6	5	88
Insurance and investment product fees and other	2	6	—	6	2	14

Total revenues	535	561	579	547	539	2,226

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	404	392	370	633	388	1,783
Acquisition and operating expenses, net of deferrals	93	95	106	104	99	404
Amortization of deferred acquisition costs and intangibles	18	16	17	19	19	71
Interest expense	10	10	9	6	6	31

Total benefits and expenses	525	513	502	762	512	2,289

INCOME (LOSS) BEFORE INCOME TAXES	10	48	77	(215)	27	(63)
Provision (benefit) for income taxes	(4)	1	29	(78)	(24)	(72)

NET INCOME (LOSS)	14	47	48	(137)	51	9
Less: net income attributable to noncontrolling interests	33	33	36	36	34	139

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(19)	14	12	(173)	17	(130)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(17)	(27)	(23)	(4)	(1)	(55)

NET OPERATING INCOME (LOSS)(1)	$(36)	$(13)	$(11)	$(177)	$16	$(185)

Effective tax rate (operating income (loss))	41.2%	64.0%	-75.5%	34.3%	166.5%	44.7%

(1)	Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $(33) million for the three months ended March 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended March 31, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$145	$91	$11	$247	$137	$384
Net investment income	47	47	3	97	23	120
Net investment gains (losses)	6	(5)	1	2	27	29
Insurance and investment product fees and other	—	—	—	—	2	2

Total revenues	198	133	15	346	189	535

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	55	138	14	207	197	404
Acquisition and operating expenses, net of deferrals	26	23	10	59	34	93
Amortization of deferred acquisition costs and intangibles	10	7	—	17	1	18
Interest expense	6	4	—	10	—	10

Total benefits and expenses	97	172	24	293	232	525

INCOME (LOSS) BEFORE INCOME TAXES	101	(39)	(9)	53	(43)	10
Provision (benefit) for income taxes	29	(15)	(1)	13	(17)	(4)

NET INCOME (LOSS)	72	(24)	(8)	40	(26)	14
Less: net income attributable to noncontrolling interests	33	—	—	33	—	33

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	39	(24)	(8)	7	(26)	(19)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	3	(1)	—	(17)	(17)

NET OPERATING INCOME (LOSS)	$37	$(21)	$(9)	$7	$(43)	$(36)

Effective tax rate (operating income (loss))	29.3%	39.9%	10.1%	6.8%	37.4%	41.2%

	International Mortgage Insurance Segment
Three months ended March 31, 2011	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$156	$93	$13	$262	$142	$404
Net investment income	48	43	4	95	33	128
Net investment gains (losses)	3	—	1	4	1	5
Insurance and investment product fees and other	—	—	1	1	1	2

Total revenues	207	136	19	362	177	539

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	59	42	8	109	279	388
Acquisition and operating expenses, net of deferrals	27	21	12	60	39	99
Amortization of deferred acquisition costs and intangibles	10	7	—	17	2	19
Interest expense	6	—	—	6	—	6

Total benefits and expenses	102	70	20	192	320	512

INCOME (LOSS) BEFORE INCOME TAXES	105	66	(1)	170	(143)	27
Provision (benefit) for income taxes	19	14	3	36	(60)	(24)

NET INCOME (LOSS)	86	52	(4)	134	(83)	51
Less: net income attributable to noncontrolling interests	34	—	—	34	—	34

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	52	52	(4)	100	(83)	17

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	(1)	—	(1)

NET OPERATING INCOME (LOSS)	$51	$52	$(4)	$99	$(83)	$16

Effective tax rate (operating income (loss))	9.1%	21.7%	-113.4%	18.1%	42.2%	166.5%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$247	$260	$273	$268	$262	$1,063
Net investment income	97	96	103	99	95	393
Net investment gains (losses)	2	1	32	5	4	42
Insurance and investment product fees and other	—	3	—	5	1	9

Total revenues	346	360	408	377	362	1,507

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	207	123	119	107	109	458
Acquisition and operating expenses, net of deferrals	59	60	65	63	60	248
Amortization of deferred acquisition costs and intangibles	17	15	16	18	17	66
Interest expense	10	10	9	6	6	31

Total benefits and expenses	293	208	209	194	192	803

INCOME BEFORE INCOME TAXES	53	152	199	183	170	704
Provision for income taxes	13	36	74	66	36	212

NET INCOME	40	116	125	117	134	492
Less: net income attributable to noncontrolling interests	33	33	36	36	34	139

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	7	83	89	81	100	353

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	(21)	(3)	(1)	(25)

NET OPERATING INCOME(1)	$7	$83	$68	$78	$99	$328

Effective tax rate (operating income)	6.8%	23.2%	43.1%	39.7%	18.1%	31.4%

(1)	Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $10 million for the three months ended March 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$145	$153	$153	$157	$156	$619
Net investment income	47	47	51	50	48	196
Net investment gains (losses)	6	—	3	2	3	8
Insurance and investment product fees and other	—	—	—	—	—	—

Total revenues	198	200	207	209	207	823

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	55	61	57	51	59	228
Acquisition and operating expenses, net of deferrals	26	28	27	29	27	111
Amortization of deferred acquisition costs and intangibles	10	9	9	11	10	39
Interest expense	6	6	5	6	6	23

Total benefits and expenses	97	104	98	97	102	401

INCOME BEFORE INCOME TAXES	101	96	109	112	105	422
Provision for income taxes	29	23	32	47	19	121

NET INCOME	72	73	77	65	86	301
Less: net income attributable to noncontrolling interests	33	33	36	36	34	139

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	39	40	41	29	52	162

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	—	(1)	(1)	(1)	(3)

NET OPERATING INCOME(1)	$37	$40	$40	$28	$51	$159

Effective tax rate (operating income)	29.3%	23.3%	31.3%	53.8%	9.1%	30.0%

SALES:
New Insurance Written (NIW)
Flow	$3,500	$5,200	$6,800	$6,400	$4,400	$22,800
Bulk	500	1,000	600	1,500	1,100	4,200

Total Canada NIW(2)	$4,000	$6,200	$7,400	$7,900	$5,500	$27,000

(1)	Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $38 million for the three months ended March 31, 2012.
(2)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $4,100 million for the three months ended March 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$91	$96	$105	$98	$93	$392
Net investment income	47	46	49	46	43	184
Net investment gains (losses)	(5)	2	30	2	—	34
Insurance and investment product fees and other	—	1	—	1	—	2

Total revenues	133	145	184	147	136	612

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	138	43	51	47	42	183
Acquisition and operating expenses, net of deferrals	23	24	26	22	21	93
Amortization of deferred acquisition costs and intangibles	7	6	7	7	7	27
Interest expense	4	4	4	—	—	8

Total benefits and expenses	172	77	88	76	70	311

INCOME (LOSS) BEFORE INCOME TAXES	(39)	68	96	71	66	301
Provision (benefit) for income taxes	(15)	13	40	16	14	83

NET INCOME (LOSS)	(24)	55	56	55	52	218
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(24)	55	56	55	52	218

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	3	(1)	(20)	(1)	—	(22)

NET OPERATING INCOME (LOSS)(1)	$(21)	$54	$36	$54	$52	$196

Effective tax rate (operating income (loss))	39.9%	18.7%	46.5%	22.2%	21.7%	27.2%

SALES:
New Insurance Written (NIW)
Flow	$7,700	$7,900	$7,100	$6,700	$5,500	$27,200
Bulk	300	1,100	100	2,300	1,000	4,500

Total Australia NIW(2)	$8,000	$9,000	$7,200	$9,000	$6,500	$31,700

(1)	Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $(19) million for the three months ended March 31, 2012.
(2)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $7,700 million for the three months ended March 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income (Loss) and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$11	$11	$15	$13	$13	$52
Net investment income	3	3	3	3	4	13
Net investment gains (losses)	1	(1)	(1)	1	1	—
Insurance and investment product fees and other	—	2	—	4	1	7

Total revenues	15	15	17	21	19	72

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	14	19	11	9	8	47
Acquisition and operating expenses, net of deferrals	10	8	12	12	12	44
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—

Total benefits and expenses	24	27	23	21	20	91

LOSS BEFORE INCOME TAXES	(9)	(12)	(6)	—	(1)	(19)
Provision (benefit) for income taxes	(1)	—	2	3	3	8

NET LOSS	(8)	(12)	(8)	(3)	(4)	(27)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—

NET LOSS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(8)	(12)	(8)	(3)	(4)	(27)

ADJUSTMENT TO NET LOSS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	1	—	(1)	—	—

NET OPERATING LOSS(1)	$(9)	$(11)	$(8)	$(4)	$(4)	$(27)

Effective tax rate (operating loss)	10.1%	-1.5%	-40.9%	-734.0%	-113.4%	-41.4%

SALES:
New Insurance Written (NIW)
Flow	$300	$400	$500	$600	$500	$2,000
Bulk	—	300	300	300	200	1,100

Total Other Countries NIW(2)	$300	$700	$800	$900	$700	$3,100

(1)	Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(9) million for the three months ended March 31, 2012.
(2)	New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $300 million for the three months ended March 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$79	$122	$164	$155	$101	$542
Australia	102	104	92	90	61	347
Other Countries(1)	6	7	5	12	10	34

Total International Net Premiums Written	$187	$233	$261	$257	$172	$923

Loss Ratio(2)
Canada	38%	40%	36%	33%	38%	37%
Australia	154%	46%	48%	48%	45%	47%
Other Countries	128%	165%	85%	59%	62%	91%
Total International Loss Ratio	84%	48%	43%	40%	42%	43%

GAAP Basis Expense Ratio(3)
Canada	25%	25%	23%	25%	24%	24%
Australia	33%	30%	32%	29%	30%	31%
Other Countries(1)	94%	68%	88%	94%	87%	85%
Total International GAAP Basis Expense Ratio	31%	29%	30%	30%	29%	30%

Adjusted Expense Ratio(4)
Canada	46%	31%	22%	25%	37%	28%
Australia	29%	28%	37%	32%	46%	34%
Other Countries(1)	162%	108%	258%	108%	114%	129%
Total International Adjusted Expense Ratio	41%	32%	31%	32%	45%	34%

Primary Insurance In-Force
Canada	$269,100	$261,300	$250,200	$264,700	$256,700
Australia	287,100	281,500	264,300	296,200	284,600
Other Countries	33,600	32,600	33,600	37,000	36,200

Total International Primary Insurance In-Force	$589,800	$575,400	$548,100	$597,900	$577,500

Primary Risk In-Force(5)
Canada
Flow	$76,200	$74,000	$70,600	$74,400	$72,200
Bulk	18,000	17,500	16,900	18,200	17,700

Total Canada	94,200	91,500	87,500	92,600	89,900

Australia
Flow	90,600	88,700	83,300	93,200	90,000
Bulk	9,900	9,800	9,200	10,500	9,600

Total Australia	100,500	98,500	92,500	103,700	99,600

Other Countries
Flow(1)	4,200	4,100	4,400	4,800	4,700
Bulk	400	400	400	500	500

Total Other Countries	4,600	4,500	4,800	5,300	5,200

Total International Primary Risk In-Force	$199,300	$194,500	$184,800	$201,600	$194,700

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $134 million, $114 million and $92 million of risk in-force in Europe ceded under quota share reinsurance agreements as of March 31, 2012, December 31, 2011 and September 30, 2011, respectively.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 40%-45%.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Insured loans in-force	1,371,140	1,362,092	1,346,546	1,326,690	1,301,973
Insured delinquent loans	2,623	2,752	2,868	3,281	3,454
Insured delinquency rate	0.19%	0.20%	0.21%	0.25%	0.27%

Flow loans in-force	1,074,281	1,064,942	1,049,959	1,029,844	1,011,823
Flow delinquent loans	2,335	2,477	2,594	2,956	3,113
Flow delinquency rate	0.22%	0.23%	0.25%	0.29%	0.31%

Bulk loans in-force	296,859	297,150	296,587	296,846	290,150
Bulk delinquent loans	288	275	274	325	341
Bulk delinquency rate	0.10%	0.09%	0.09%	0.11%	0.12%

Loss Metrics	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Beginning Reserves	$161	$142	$174	$200	$202
Paid claims	(62)	(64)	(74)	(79)	(66)
Increase in reserves	55	82	56	52	59
Impact of changes in foreign exchange rates	(5)	1	(14)	1	5

Ending Reserves	$149	$161	$142	$174	$200

	March 31, 2012		December 31, 2011		March 31, 2011
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.11%	46%	0.12%	46%	0.18%
British Columbia	16	0.24%	16	0.28%	16	0.31%
Alberta	16	0.35%	16	0.40%	16	0.59%
Quebec	15	0.24%	15	0.22%	15	0.26%
Nova Scotia	2	0.26%	2	0.23%	2	0.28%
Saskatchewan	2	0.12%	2	0.14%	2	0.14%
Manitoba	1	0.10%	1	0.08%	1	0.10%
New Brunswick	1	0.21%	1	0.29%	1	0.27%
All Other	1	0.14%	1	0.09%	1	0.13%

Total	100%	0.19%	100%	0.20%	100%	0.27%

By Policy Year
2004 and prior	25%	0.04%	25%	0.04%	27%	0.05%
2005	8	0.12%	8	0.13%	8	0.15%
2006	9	0.22%	9	0.25%	10	0.36%
2007	18	0.35%	18	0.38%	21	0.53%
2008	10	0.46%	11	0.52%	12	0.67%
2009	7	0.33%	7	0.34%	8	0.34%
2010	11	0.26%	11	0.20%	12	0.10%
2011	10	0.08%	11	0.05%	2	—%
2012	2	—%	—	—%	—	—%

Total	100%	0.19%	100%	0.20%	100%	0.27%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$62	$62	$70	$75	$64	$271
Bulk	2	3	2	2	1	8

Total Paid Claims	$64	$65	$72	$77	$65	$279

Average Paid Claim (in thousands)	$73.0	$80.6	$80.5	$82.3	$77.0

Average Reserve Per Delinquency (in thousands)	$56.6	$57.7	$51.5	$51.0	$56.2

Loss Metrics

Beginning Reserves	$164	$148	$167	$194	$200
Paid claims	(64)	(65)	(72)	(77)	(65)
Increase in reserves	48	81	53	50	59

Ending Reserves	$148	$164	$148	$167	$194

Loan Amount

Over $550K	5%	4%	4%	4%	4%
$400K to $550K	8	8	8	8	8
$250K to $400K	30	30	30	29	29
$100K to $250K	51	52	52	52	52
$100K or Less	6	6	6	7	7

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$196	$195	$194	$192	$191
Average Effective Loan-To-Value Ratios By Policy Year(1)

2006 and prior	42%	44%
2007	71%	72%
2008	76%	76%
2009	78%	79%
2010	85%	86%
2011	91%	91%
Total Flow	57%	58%

Total Bulk	28%	29%

Total	51%	52%

All amounts presented in Canadian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Insured loans in-force	1,442,867	1,437,380	1,428,328	1,453,012	1,453,554
Insured delinquent loans	7,837	7,874	8,464	8,193	7,557
Insured delinquency rate	0.54%	0.55%	0.59%	0.56%	0.52%

Flow loans in-force	1,295,907	1,289,200	1,280,741	1,301,648	1,307,167
Flow delinquent loans	7,559	7,626	8,208	7,995	7,387
Flow delinquency rate	0.58%	0.59%	0.64%	0.61%	0.57%

Bulk loans in-force	146,960	148,180	147,587	151,364	146,387
Bulk delinquent loans	278	248	256	198	170
Bulk delinquency rate	0.19%	0.17%	0.17%	0.13%	0.12%

Loss Metrics	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Beginning Reserves	$272	$247	$248	$224	$206
Paid claims	(69)	(32)	(26)	(32)	(26)
Increase in reserves	138	44	50	47	42
Impact of changes in foreign exchange rates	1	13	(25)	9	2

Ending Reserves	$342	$272	$247	$248	$224

	March 31, 2012		December 31, 2011		March 31, 2011
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	31%	0.53%	31%	0.55%	31%	0.57%
Victoria	23	0.37%	23	0.37%	23	0.38%
Queensland	22	0.80%	22	0.81%	23	0.64%
Western Australia	11	0.57%	11	0.56%	10	0.48%
South Australia	6	0.52%	6	0.51%	6	0.47%
New Zealand	2	0.94%	2	0.93%	2	1.23%
Australian Capital Territory	2	0.10%	2	0.10%	2	0.12%
Tasmania	2	0.40%	2	0.38%	2	0.33%
Northern Territory	1	0.28%	1	0.25%	1	0.22%

Total	100%	0.54%	100%	0.55%	100%	0.52%

By Policy Year
2004 and prior	24%	0.15%	25%	0.14%	26%	0.16%
2005	8	0.56%	8	0.54%	9	0.53%
2006	10	0.80%	11	0.81%	12	0.73%
2007	12	1.14%	12	1.18%	14	1.08%
2008	11	1.38%	12	1.40%	13	1.24%
2009	13	0.83%	13	0.80%	14	0.61%
2010	9	0.27%	9	0.21%	10	0.07%
2011	10	0.05%	10	0.03%	2	—%
2012	3	—%	—	—%	—	—%

Total	100%	0.54%	100%	0.55%	100%	0.52%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$66	$30	$25	$29	$26	$110
Bulk	—	1	—	1	—	2

Total Paid Claims	$66	$31	$25	$30	$26	$112

Average Paid Claim (in thousands)	$77.1	$64.6	$62.4	$75.9	$71.2

Average Reserve Per Delinquency (in thousands)	$42.2	$33.7	$30.0	$28.2	$28.5

Loss Metrics

Beginning Reserves	$266	$255	$232	$216	$201
Paid claims	(66)	(31)	(25)	(30)	(26)
Increase in reserves	131	42	48	46	41

Ending Reserves	$331	$266	$255	$232	$216

Loan Amount

Over $550K	11%	11%	11%	11%	11%
$400K to $550K	15	15	15	14	14
$250K to $400K	36	36	36	36	36
$100K to $250K	31	31	31	32	32
$100K or Less	7	7	7	7	7

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$192	$191	$191	$190	$189
Average Effective Loan-To-Value Ratios By Policy Year(1)

2006 and prior	48%	49%
2007	67%	68%
2008	74%	74%
2009	78%	79%
2010	85%	85%
2011	86%	86%
Total Flow	66%	66%

Total Bulk	38%	37%

Total	63%	62%

All amounts presented in Australian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data (except Tasmania which is from the Australian Bureau of Statistics). All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	March 31, 2012			December 31, 2011
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$33,121	$33,121	$—	$32,098	$32,098	$—
90.01% to 95.00%	24,666	24,663	3	24,059	24,056	3
80.01% to 90.00%	17,419	15,569	1,850	16,730	14,983	1,747
80.00% and below	18,970	2,879	16,092	18,571	2,791	15,780

Total Canada	$94,177	$76,232	$17,945	$91,458	$73,928	$17,530

Australia
95.01% and above	$17,239	$17,238	$1	$16,653	$16,652	$1
90.01% to 95.00%	21,505	21,496	9	20,853	20,844	9
80.01% to 90.00%	25,669	25,571	98	25,111	25,014	98
80.00% and below	36,075	26,331	9,744	35,901	26,150	9,751

Total Australia	$100,487	$90,635	$9,852	$98,518	$88,660	$9,859

Other Countries(2)
95.01% and above	$812	$812	$—	$794	$793	$—
90.01% to 95.00%	2,117	2,048	69	2,051	1,987	65
80.01% to 90.00%	1,401	1,092	309	1,360	1,067	293
80.00% and below	292	253	40	285	247	38

Total Other Countries	$4,622	$4,204	$418	$4,490	$4,094	$396

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)

Other Countries flow and primary risk in-force exclude $134 million and $114 million of risk in-force in Europe ceded under quota share reinsurance agreements as of March 31, 2012 and December 31, 2011, respectively.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Loss and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$137	$140	$140	$142	$142	$564
Net investment income	23	16	29	26	33	104
Net investment gains (losses)	27	42	2	1	1	46
Insurance and investment product fees and other	2	3	—	1	1	5

Total revenues	189	201	171	170	177	719

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	197	269	251	526	279	1,325
Acquisition and operating expenses, net of deferrals	34	35	41	41	39	156
Amortization of deferred acquisition costs and intangibles	1	1	1	1	2	5

Total benefits and expenses	232	305	293	568	320	1,486

LOSS BEFORE INCOME TAXES	(43)	(104)	(122)	(398)	(143)	(767)
Benefit for income taxes	(17)	(35)	(45)	(144)	(60)	(284)

NET LOSS	(26)	(69)	(77)	(254)	(83)	(483)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(17)	(27)	(2)	(1)	—	(30)

NET OPERATING LOSS	$(43)	$(96)	$(79)	$(255)	$(83)	$(513)

Effective tax rate (operating loss)	37.4%	33.9%	37.2%	36.0%	42.2%	36.9%

SALES:
New Insurance Written (NIW)
Flow	$3,000	$3,200	$2,700	$1,900	$2,000	$9,800
Bulk	—	—	—	—	400	400

Total U.S. Mortgage Insurance NIW	$3,000	$3,200	$2,700	$1,900	$2,400	$10,200

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$142	$143	$143	$145	$142	$573

New Risk Written
Flow	$688	$710	$653	$461	$439	$2,263
Bulk	7	1	—	—	27	28

Total Primary	695	711	653	461	466	2,291
Pool	—	—	—	—	—	—

Total New Risk Written	$695	$711	$653	$461	$466	$2,291

Primary Insurance In-Force	$113,800	$116,500	$119,200	$120,900	$123,300

Risk In-Force
Flow	$26,137	$26,660	$27,206	$27,489	$27,984
Bulk	520	520	534	540	559

Total Primary	26,657	27,180	27,740	28,029	28,543
Pool	239	249	271	278	288

Total Risk In-Force	$26,896	$27,429	$28,011	$28,307	$28,831

Primary Risk In-Force Subject To Captives	31%	33%	36%	38%	41%

Primary Risk In-Force That Is GSE Conforming	96%	96%	96%	96%	96%

GAAP Basis Expense Ratio(1)	26%	26%	30%	29%	29%	29%

Adjusted Expense Ratio(2)	25%	26%	30%	29%	29%	28%

Flow Persistency	81%	81%	86%	86%	86%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	12%	13%	14%	15%	17%

Risk To Capital Ratio(3)	28.6:1	28.8:1	27.5:1	25.0:1	25.0:1

Average Primary Loan Size (in thousands)	$164	$163	$163	$162	$162

Estimated Savings For Loss Mitigation Activities(4)	$158	$147	$168	$130	$122	$567

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(2)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk-to-capital waivers or existing authority to write new business in 44 states in its primary writing entity, with the remaining six states written out of other available entities. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(4)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$283	$240	$256	$239	$315	$1,050
Assumed(1)	20	26	25	32	30	113
Ceded	(39)	(45)	(39)	(83)	(109)	(276)
Loss adjustment expenses	9	10	11	11	13	45

Total Flow	273	231	253	199	249	932
Bulk	4	6	(2)	3	3	10

Total Primary	277	237	251	202	252	942
Pool	2	1	1	1	1	4

Total Paid Claims	$279	$238	$252	$203	$253	$946

Average Paid Claim (in thousands)	$43.6	$41.0	$46.9	$40.8	$39.7

Average Direct Paid Claim (in thousands)(2)	$42.7	$43.2	$49.1	$49.7	$50.8

Average Reserve Per Delinquency (in thousands)
Flow	$30.6	$29.1	$28.8	$29.2	$25.4
Bulk loans with established reserve	24.1	24.2	24.0	23.7	19.9
Bulk loans with no reserve(3)	—	—	—	—	—
Reserves:
Flow direct case	$2,087	$2,199	$2,227	$2,256	$1,995
Bulk direct case	34	36	36	35	34
Assumed(1)	60	60	64	64	67
All other(4)	200	193	159	151	124

Total Reserves	$2,381	$2,488	$2,486	$2,506	$2,220

Beginning Reserves	$2,488	$2,486	$2,506	$2,220	$2,282	$2,282
Paid claims	(318)	(282)	(292)	(286)	(362)	(1,222)
Increase in reserves	211	284	272	572	300	1,428

Ending Reserves	$2,381	$2,488	$2,486	$2,506	$2,220	$2,488

Beginning Reinsurance Recoverable(5)	$178	$207	$226	$264	$351	$351
Ceded paid claims	(39)	(44)	(40)	(83)	(109)	(276)
Increase in recoverable	14	15	21	45	22	103

Ending Reinsurance Recoverable	$153	$178	$207	$226	$264	$178

Loss Ratio(6)	144%	189%	181%	369%	197%	234%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and a negotiated servicer settlement.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)	The ratio of incurred losses to net earned premiums. Excluding the lender portfolio settlement in the first quarter of 2012, the loss ratio was 137% for the three months ended March 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	76,478	83,931	84,910	84,442	85,758
Bulk loans with an established reserve	1,522	1,592	1,604	1,569	1,814
Bulk loans with no reserve(1)	1,474	1,484	1,506	1,453	1,446

Total Number of Primary Delinquencies	79,474	87,007	88,020	87,464	89,018

Beginning Number of Primary Delinquencies	87,007	88,020	87,464	89,018	95,395	95,395
New delinquencies	18,217	22,094	23,493	21,272	23,866	90,725
Delinquency cures	(19,388)	(17,357)	(17,595)	(17,908)	(23,908)	(76,768)
Paid claims	(6,362)	(5,750)	(5,342)	(4,918)	(6,335)	(22,345)

Ending Number of Primary Delinquencies	79,474	87,007	88,020	87,464	89,018	87,007

Composition of Cures
Reported delinquent and cured-intraquarter	3,582	2,851	3,181	2,670	5,195
Number of missed payments delinquent prior to cure:
3 payments or less	10,154	8,835	8,520	8,953	11,454
4 - 11 payments	3,569	3,408	3,584	4,146	5,183
12 payments or more	2,083	2,263	2,310	2,139	2,076

Total	19,388	17,357	17,595	17,908	23,908

Primary Delinquencies by Missed Payment Status
3 payments or less	17,260	22,165	22,444	21,125	20,920
4 - 11 payments	24,137	25,334	25,055	26,969	31,070
12 payments or more	38,077	39,508	40,521	39,370	37,028

Primary Delinquencies	79,474	87,007	88,020	87,464	89,018

	March 31, 2012
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	16,515	$153	$672	23%
4 - 11 payments in default	23,244	613	1,016	60%
12 payments or more in default	36,719	1,321	1,805	73%

Total	76,478	$2,087	$3,493	60%

	December 31, 2011
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	21,272	$193	$835	23%
4 - 11 payments in default	24,493	646	1,075	60%
12 payments or more in default	38,166	1,360	1,870	73%

Total	83,931	$2,199	$3,780	58%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2012	2011
	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	68%	67%	67%	67%	66%
Primary by FICO Scores 620-679	25%	26%	26%	26%	27%
Primary by FICO Scores 575-619	5%	5%	5%	5%	5%
Primary by FICO Scores <575	2%	2%	2%	2%	2%

Flow by FICO Scores >679	67%	67%	67%	66%	66%
Flow by FICO Scores 620-679	26%	26%	26%	27%	27%
Flow by FICO Scores 575-619	5%	5%	5%	5%	5%
Flow by FICO Scores <575	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%

Primary A minus	4%	5%	5%	5%	5%
Primary sub-prime(2)	5%	5%	5%	5%	5%

Primary Loans
Primary loans in-force	693,807	714,467	733,383	746,740	763,439
Primary delinquent loans	79,474	87,007	88,020	87,464	89,018
Primary delinquency rate	11.45%	12.18%	12.00%	11.71%	11.66%

Flow loans in-force	616,623	633,246	648,242	658,251	673,276
Flow delinquent loans	76,478	83,931	84,910	84,442	85,758
Flow delinquency rate	12.40%	13.25%	13.10%	12.83%	12.74%

Bulk loans in-force	77,184	81,221	85,141	88,489	90,163
Bulk delinquent loans	2,996	3,076	3,110	3,022	3,260
Bulk delinquency rate	3.88%	3.79%	3.65%	3.42%	3.62%

A minus and sub-prime loans in-force	65,833	68,487	71,097	73,211	75,421
A minus and sub-prime delinquent loans	17,680	19,884	20,347	20,284	20,656
A minus and sub-prime delinquency rate	26.86%	29.03%	28.62%	27.71%	27.39%

Pool Loans
Pool loans in-force	13,942	14,418	16,574	16,943	17,421
Pool delinquent loans	695	778	957	931	913
Pool delinquency rate	4.98%	5.40%	5.77%	5.49%	5.24%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	March 31, 2012			December 31, 2011			March 31, 2011
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	35%	22%	16.25%	35%	22%	17.10%	34%	22%	16.26%
South Central(3)	11	16	9.18%	11	16	10.15%	13	16	10.01%
Northeast(4)	13	15	12.38%	12	14	12.80%	11	14	11.44%
North Central(5)	12	12	11.18%	12	12	11.89%	12	12	11.06%
Pacific(6)	12	11	11.64%	13	11	12.52%	14	11	13.64%
Great Lakes(7)	7	9	8.48%	7	9	9.00%	7	9	8.44%
Plains(8)	3	5	7.21%	3	6	7.87%	3	6	7.73%
New England(9)	3	5	10.18%	3	5	10.59%	3	5	10.43%
Mid-Atlantic(10)	4	5	10.04%	4	5	10.73%	3	5	10.09%

Total	100%	100%	11.45%	100%	100%	12.18%	100%	100%	11.66%

By State
Florida	24%	7%	28.71%	24%	7%	29.30%	23%	7%	28.09%
New York	5%	7%	10.43%	5%	7%	10.66%	4%	7%	9.59%
Texas	3%	7%	7.43%	3%	7%	8.34%	3%	7%	7.63%
California	6%	6%	9.68%	6%	6%	10.86%	7%	5%	12.89%
Illinois	8%	5%	16.08%	8%	5%	16.70%	8%	5%	15.44%
New Jersey	5%	4%	18.98%	5%	4%	19.07%	4%	4%	17.53%
Georgia	4%	4%	13.78%	4%	4%	14.79%	4%	4%	15.12%
North Carolina	3%	4%	10.97%	3%	4%	11.89%	2%	4%	10.73%
Pennsylvania	2%	4%	10.86%	2%	4%	11.85%	2%	4%	10.32%
Ohio	2%	3%	8.47%	2%	3%	8.73%	2%	3%	7.97%

(1)	Total reserves were $2,381 million, $2,488 million and $2,220 million as of March 31, 2012, December 31, 2011 and March 31, 2011, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Illinois, Minnesota, Missouri and Wisconsin.
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(10)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

Primary Risk In-Force:	March 31, 2012	% of Total	December 31, 2011	% of Total	March 31, 2011	% of Total
Lender concentration (by original applicant)	$26,657		$27,180		$28,543
Top 10 lenders	13,023		13,355		14,322
Top 20 lenders	14,997		15,306		16,366

Loan-to-value ratio
95.01% and above	$6,803	26%	$6,848	25%	$7,181	25%
90.01% to 95.00%	9,416	35	9,563	35	9,875	35
80.01% to 90.00%	9,987	37	10,311	38	10,992	38
80.00% and below	451	2	458	2	495	2

Total	$26,657	100%	$27,180	100%	$28,543	100%

Loan grade
Prime	$24,196	91%	$24,625	91%	$25,730	90%
A minus and sub-prime	2,461	9	2,555	9	2,813	10

Total	$26,657	100%	$27,180	100%	$28,543	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$25,638	96%	$26,133	96%	$27,384	96%
Bulk	501	2	500	2	538	2
Adjustable rate mortgage
Flow	499	2	527	2	600	2
Bulk	19	—	20	—	21	—
Second mortgages	—	—	—	—	—	—

Total	$26,657	100%	$27,180	100%	$28,543	100%

Type of documentation
Alt-A
Flow	$713	3%	$747	3%	$837	3%
Bulk	37	—	38	—	40	—
Standard(2)
Flow	25,424	95	25,913	95	27,147	95
Bulk	483	2	482	2	519	2

Total	$26,657	100%	$27,180	100%	$28,543	100%

Mortgage term
15 years and under	$581	2%	$534	2%	$459	2%
More than 15 years	26,076	98	26,646	98	28,084	98

Total	$26,657	100%	$27,180	100%	$28,543	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE or other lender proprietary approved underwriting systems, and other reduced documentation programs, with historical and expected delinquency rates at origination consistent with historical and expected delinquency rates of the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	March 31, 2012
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total
2001 and prior	7.76%	2.0%	$2,365	2.1%	$599	2.3%
2002	6.65%	1.5	1,823	1.6	453	1.7
2003	5.64%	3.7	7,572	6.7	1,251	4.7
2004	5.89%	4.5	5,084	4.5	1,164	4.4
2005	5.97%	12.7	8,568	7.5	2,223	8.3
2006	6.44%	19.2	11,547	10.2	2,858	10.7
2007	6.49%	39.2	25,971	22.8	6,431	24.1
2008	6.07%	16.8	23,694	20.8	5,907	22.2
2009	5.09%	0.3	6,489	5.7	1,207	4.5
2010	4.66%	0.1	8,005	7.0	1,690	6.3
2011	4.43%	—	9,606	8.4	2,181	8.2
2012	4.01%	—	3,039	2.7	693	2.6

Total	5.93%	100.0%	$113,763	100.0%	$26,657	100.0%

Occupancy and Property Type	March 31, 2012	December 31, 2011
Occupancy Status % of Primary Risk In-Force
Primary residence	93.9%	93.9%
Second home	3.8	3.8
Non-owner occupied	2.3	2.3

Total	100.0%	100.0%

Property Type % of Primary Risk In-Force
Single family detached	86.5%	86.0%
Condominium and co-operative	11.3	11.3
Multi-family and other	2.2	2.7

Total	100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $2,381 million as of March 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in billions)

	FICO > 679	FICO 620 - 679(1)	FICO < 620	Total
	2012	2012	2012	2012
Primary Risk In-Force	1Q	1Q	1Q	1Q
Total Primary Risk In-Force	$18.1	$6.8	$1.8	$26.7
Delinquency rate(2)	7.3%	18.5%	27.2%	11.5%
2012 policy year	$0.6	$0.1	$—	$0.7
Delinquency rate	—%	—%	—%	—%
2011 policy year	$2.0	$0.2	$—	$2.2
Delinquency rate	0.1%	0.3%	2.4%	0.1%
2010 policy year	$1.6	$0.1	$—	$1.7
Delinquency rate	0.3%	1.1%	6.7%	0.3%
2009 policy year	$1.1	$0.1	$—	$1.2
Delinquency rate	0.8%	3.3%	9.3%	0.9%
2008 policy year	$4.5	$1.2	$0.2	$5.9
Delinquency rate	7.2%	15.5%	24.7%	9.6%
2007 policy year	$3.6	$2.1	$0.7	$6.4
Delinquency rate	13.0%	22.4%	30.5%	18.2%
2006 policy year	$1.6	$1.0	$0.3	$2.9
Delinquency rate	14.1%	23.1%	28.3%	18.6%
2005 and prior policy year	$3.1	$2.0	$0.6	$5.7
Delinquency rate	8.6%	18.4%	24.2%	12.8%
Fixed rate mortgage	$17.8	$6.6	$1.8	$26.2
Delinquency rate	7.1%	18.3%	27.0%	11.2%
Adjustable rate mortgage	$0.3	$0.2	$—	$0.5
Delinquency rate	25.0%	29.6%	36.3%	27.7%
Loan-to-value > 95%	$3.8	$2.3	$0.7	$6.8
Delinquency rate	9.0%	20.3%	28.8%	15.3%
Alt-A(3)	$0.5	$0.2	$—	$0.7
Delinquency rate	19.0%	31.9%	31.2%	22.8%
Interest only and option ARMs	$1.1	$0.4	$0.1	$1.6
Delinquency rate	28.9%	37.1%	41.5%	31.9%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Other Metrics—U.S. Mortgage Insurance Segment—Bulk Risk In-Force

(dollar amounts in millions)

	March 31, 2012	December 31, 2011	March 31, 2011
GSE Alt-A
Risk in-force	$25	$25	$27
Average FICO score	732	732	732
Loan-to-value ratio	80%	80%	81%
Standard documentation(1)	12%	12%	11%
Stop loss	100%	100%	100%
Deductible	—%	—%	—%

FHLB
Risk in-force	$427	$430	$459
Average FICO score	758	759	757
Loan-to-value ratio	71%	70%	75%
Standard documentation(1)	97%	97%	97%
Stop loss	94%	94%	94%
Deductible	100%	100%	100%

Other
Risk in-force	$68	$65	$73
Average FICO score	697	690	692
Loan-to-value ratio	89%	91%	92%
Standard documentation(1)	97%	96%	97%
Stop loss	3%	4%	8%
Deductible	—%	—%	—%
Total Bulk Risk In-Force	$520	$520	$559

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			March 31, 2012
Book Year(2)	Original Book Risk In-Force ($B)(3)	Progression To Attachment Point	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)
2004		0%-50%	$—	$2
2004		50%-75%	—	1
2004		75%-99%	0.2	42
2004		Attached	0.3	81

2004 Total	$2.7		$0.5	$126	$2

2005		0%-50%	$—	$1
2005		50%-75%	—	—
2005		75%-99%	—	—
2005		Attached	0.8	287

2005 Total	$2.2		$0.8	$288	4

2006		0%-50%	$—	$1
2006		50%-75%	—	—
2006		75%-99%	—	1
2006		Attached	0.8	379

2006 Total	$2.0		$0.8	$381	—

2007		0%-50%	$—	$1
2007		50%-75%	—	—
2007		75%-99%	—	—
2007		Attached	1.5	686

2007 Total	$2.9		$1.5	$687	5

2008		0%-50%	$—	$1
2008		50%-75%	—	2
2008		75%-99%	0.2	13
2008		Attached	0.7	173

2008 Total	$1.7		$0.9	$189	3

Captive Benefits In Quarter ($MM)					$14

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year amounts may include loans from additional periods pursuant to reinsurance agreement terms and conditions.
(3)	Original book risk in-force and ever-to-date incurred losses include amounts for active captive books only.

Corporate and Runoff Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Loss—Corporate and Runoff Division

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$2	$89	$84	$85	$260
Net investment income	38	49	35	55	33	172
Net investment gains (losses)	7	(36)	(170)	(14)	(14)	(234)
Insurance and investment product fees and other	73	142	68	63	66	339

Total revenues	119	157	22	188	170	537

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	1	86	69	78	234
Interest credited	33	32	34	34	35	135
Acquisition and operating expenses, net of deferrals	49	49	49	46	48	192
Amortization of deferred acquisition costs and intangibles	(1)	5	35	23	19	82
Goodwill Impairment	—	29	—	—	—	29
Interest expense	62	82	82	87	82	333

Total benefits and expenses	144	198	286	259	262	1,005

LOSS BEFORE INCOME TAXES	(25)	(41)	(264)	(71)	(92)	(468)
Provision (benefit) for income taxes	(15)	(48)	(100)	11	(17)	(154)

NET INCOME (LOSS)	(10)	7	(164)	(82)	(75)	(314)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(4)	22	101	8	7	138
Gain on sale of business, net of taxes	—	(36)	—	—	—	(36)

NET OPERATING LOSS	$(14)	$(7)	$(63)	$(74)	$(68)	$(212)

Effective tax rate (operating loss)	57.5%	87.9%	43.1%	-22.7%	15.5%	31.9%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income (Loss)—Corporate and Runoff Division

(amounts in millions)

Three months ended March 31, 2012	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$1	$—	$1
Net investment income	38	—	38
Net investment gains (losses)	42	(35)	7
Insurance and investment product fees and other	52	21	73

Total revenues	133	(14)	119

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	—	1
Interest credited	33	—	33
Acquisition and operating expenses, net of deferrals	19	30	49
Amortization of deferred acquisition costs and intangibles	(4)	3	(1)
Interest expense	—	62	62

Total benefits and expenses	49	95	144

INCOME (LOSS) BEFORE INCOME TAXES	84	(109)	(25)
Provision (benefit) for income taxes	22	(37)	(15)

NET INCOME (LOSS)	62	(72)	(10)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(27)	23	(4)

NET OPERATING INCOME (LOSS)	$35	$(49)	$(14)

Effective tax rate (operating income (loss))	16.9%	34.1%	57.5%

Three months ended March 31, 2011	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$85	$—	$85
Net investment income	34	(1)	33
Net investment gains (losses)	—	(14)	(14)
Insurance and investment product fees and other	59	7	66

Total revenues	178	(8)	170

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	78	—	78
Interest credited	35	—	35
Acquisition and operating expenses, net of deferrals	46	2	48
Amortization of deferred acquisition costs and intangibles	16	3	19
Interest expense	—	82	82

Total benefits and expenses	175	87	262

INCOME (LOSS) BEFORE INCOME TAXES	3	(95)	(92)
Provision (benefit) for income taxes	1	(18)	(17)

NET INCOME (LOSS)	2	(77)	(75)

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(1)	8	7

NET OPERATING INCOME (LOSS)	$1	$(69)	$(68)

Effective tax rate (operating income (loss))	17.0%	15.5%	15.5%

(1)	Includes inter-segment eliminations and non-core products.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Income (Loss) and Sales—Runoff Segment

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$2	$89	$84	$85	$260
Net investment income	38	36	33	37	34	140
Net investment gains (losses)	42	(4)	(159)	(11)	—	(174)
Insurance and investment product fees and other	52	128	55	57	59	299

Total revenues	133	162	18	167	178	525

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	1	86	69	78	234
Interest credited	33	32	34	34	35	135
Acquisition and operating expenses, net of deferrals	19	24	35	37	46	142
Amortization of deferred acquisition costs and intangibles	(4)	2	32	20	16	70
Interest expense	—	1	—	1	—	2

Total benefits and expenses	49	60	187	161	175	583

INCOME (LOSS) BEFORE INCOME TAXES	84	102	(169)	6	3	(58)
Provision (benefit) for income taxes	22	54	(70)	(6)	1	(21)

NET INCOME (LOSS)	62	48	(99)	12	2	(37)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(27)	3	92	6	(1)	100
Gain on sale of business, net of taxes	—	(36)	—	—	—	(36)

NET OPERATING INCOME (LOSS)	$35	$15	$(7)	$18	$1	$27

Effective tax rate (operating income (loss))	16.9%	72.7%	76.0%	-28.8%	17.0%	32.9%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
Variable Annuities:
Income Distribution Series
Account value, beginning of the period	$6,265	$6,148	$6,606	$6,687	$6,590	$6,590
Deposits	26	23	30	33	117	203
Surrenders, benefits and product charges	(174)	(159)	(171)	(171)	(185)	(686)

Net flows	(148)	(136)	(141)	(138)	(68)	(483)
Interest credited and investment performance	281	253	(317)	57	165	158

Account value, end of the period	6,398	6,265	6,148	6,606	6,687	6,265

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,766	1,735	2,012	2,096	2,078	2,078
Deposits	3	3	4	3	17	27
Surrenders, benefits and product charges	(89)	(82)	(73)	(100)	(88)	(343)

Net flows	(86)	(79)	(69)	(97)	(71)	(316)
Interest credited and investment performance	139	110	(208)	13	89	4

Account value, net of reinsurance, end of the period	1,819	1,766	1,735	2,012	2,096	1,766

Variable Life Insurance
Account value, beginning of the period	284	272	314	319	313	313
Deposits	3	2	3	3	3	11
Surrenders, benefits and product charges	(8)	(8)	(12)	(11)	(11)	(42)

Net flows	(5)	(6)	(9)	(8)	(8)	(31)
Interest credited and investment performance	26	18	(33)	3	14	2

Account value, end of the period	305	284	272	314	319	284

Total Variable Annuities	$8,522	$8,315	$8,155	$8,932	$9,102	$8,315

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$2,623	$2,717	$3,043	$3,317	$3,717	$3,717
Surrenders and benefits	(55)	(111)	(341)	(312)	(435)	(1,199)

Net flows	(55)	(111)	(341)	(312)	(435)	(1,199)
Interest credited	21	21	24	28	33	106
Foreign currency translation	5	(4)	(9)	10	2	(1)

Account value, end of period	$2,594	$2,623	$2,717	$3,043	$3,317	$2,623

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	—	13	2	18	(1)	32
Net investment gains (losses)	(35)	(32)	(11)	(3)	(14)	(60)
Insurance and investment product fees and other	21	14	13	6	7	40

Total revenues	(14)	(5)	4	21	(8)	12

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	30	25	14	9	2	50
Amortization of deferred acquisition costs and intangibles	3	3	3	3	3	12
Goodwill impairment	—	29	—	—	—	29
Interest expense	62	81	82	86	82	331

Total benefits and expenses	95	138	99	98	87	422

LOSS BEFORE INCOME TAXES	(109)	(143)	(95)	(77)	(95)	(410)
Provision (benefit) for income taxes	(37)	(102)	(30)	17	(18)	(133)

NET LOSS	(72)	(41)	(65)	(94)	(77)	(277)
ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	23	19	9	2	8	38

NET OPERATING LOSS	$(49)	$(22)	$(56)	$(92)	$(69)	$(239)

Effective tax rate (operating loss)	34.1%	80.7%	31.8%	-23.8%	15.5%	32.0%

(1)	Includes inter-segment eliminations and non-core products.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Investments Summary

(amounts in millions)

		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$34,598	46%	$34,770	46%	$34,689	46%	$33,127	46%	$31,912	45%
	Private fixed maturity securities	9,992	13	9,480	12	9,309	12	9,213	13	9,188	13
	Residential mortgage-backed securities(1)	5,250	7	5,129	7	4,747	6	4,280	6	3,841	5
	Commercial mortgage-backed securities	2,987	4	3,045	4	3,139	4	3,280	5	3,329	5
	Other asset-backed securities	2,396	3	2,516	3	2,030	3	1,984	3	2,126	3
	Tax-exempt	341	1	503	1	693	1	865	1	924	1
	Non-investment grade fixed maturity securities	2,968	4	2,852	4	3,209	4	3,472	5	3,678	5
	Equity securities:
	Common stocks and mutual funds	384	1	306	—	284	—	263	—	232	—
	Preferred stocks	50	—	55	—	70	—	111	—	123	—
	Commercial mortgage loans	6,030	8	6,092	8	6,271	8	6,432	9	6,600	9
	Restricted commercial mortgage loans related to securitization entities	392	1	411	1	430	1	457	1	485	1
	Policy loans	1,555	2	1,549	2	1,556	2	1,542	2	1,480	2
	Cash, cash equivalents and short-term investments	4,404	6	5,145	7	3,822	5	2,986	4	3,940	6
	Securities lending	93	—	406	1	204	—	554	1	811	1
Other invested assets:	Limited partnerships	352	—	344	—	355	1	346	—	339	—
	Derivatives:
	LTC forward starting swap—cash flow	252	—	648	1	1,515	2	264	—	169	—
	Other cash flow	1	—	—	—	—	—	—	—	192	—
	Fair value	69	—	75	—	93	—	116	—	113	—
	Equity index options—non-qualified	21	—	55	—	62	—	39	—	32	—
	LTC swaptions—non-qualified	—	—	—	—	—	—	—	—	—	—
	Other non-qualified	516	1	707	1	745	1	401	1	395	1
	Trading portfolio	770	1	788	1	639	1	607	1	667	1
	Counterparty collateral	589	1	1,023	1	1,733	2	705	1	745	1
	Restricted other invested assets related to securitization entities	384	1	377	—	377	1	379	1	376	1
	Other	121	—	116	—	106	—	114	—	91	—

	Total invested assets and cash	$74,515	100%	$76,392	100%	$76,078	100%	$71,537	100%	$71,788	100%

	Public Fixed Maturity Securities—Credit Quality:
	Rating Agency Designation
	AAA	$16,612	37%	$17,179	38%	$17,035	38%	$16,253	37%	$15,607	37%
	AA	4,574	10	4,666	10	5,038	11	5,007	12	4,912	11
	A	12,542	28	12,577	28	12,499	28	11,870	27	11,363	27
	BBB	9,638	21	9,334	21	8,721	19	8,374	19	8,311	20
	BB	1,173	3	1,102	2	1,206	3	1,257	3	1,358	3
	B	150	—	142	—	233	—	279	1	309	1
	CCC and lower	424	1	420	1	449	1	485	1	525	1

	Total public fixed maturity securities	$45,113	100%	$45,420	100%	$45,181	100%	$43,525	100%	$42,385	100%

	Private Fixed Maturity Securities—Credit Quality:
	Rating Agency Designation
	AAA	$1,581	12%	$1,754	14%	$1,305	10%	$1,372	11%	$1,339	11%
	AA	1,122	8	1,079	8	1,072	9	989	8	964	8
	A	4,290	32	3,993	31	4,087	32	3,967	31	4,089	32
	BBB	5,205	39	4,861	38	4,850	39	4,917	39	4,735	37
	BB	966	7	929	7	974	8	1,063	8	1,102	9
	B	119	1	125	1	168	1	170	1	175	1
	CCC and lower	136	1	134	1	179	1	218	2	209	2

	Total private fixed maturity securities	$13,419	100%	$12,875	100%	$12,635	100%	$12,696	100%	$12,613	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$4,574	8%	$4,863	8%	$4,825	8%	$3,682	6%	$3,414	6%
Tax-exempt	341	—	503	1	693	1	865	1	928	2
Foreign government	2,291	4	2,211	4	2,165	4	2,389	4	2,359	4
U.S. corporate	25,207	43	25,258	43	25,368	44	24,047	43	23,753	43
Foreign corporate	14,442	25	13,757	24	13,705	24	14,428	26	13,937	25
Residential mortgage-backed securities	5,852	10	5,695	10	5,380	9	4,983	9	4,600	9
Commercial mortgage-backed securities	3,346	6	3,400	6	3,543	6	3,721	7	3,756	7
Other asset-backed securities	2,479	4	2,608	4	2,137	4	2,106	4	2,251	4

Total fixed maturity securities	$58,532	100%	$58,295	100%	$57,816	100%	$56,221	100%	$54,998	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,138	21%	$7,919	21%	$8,119	22%	$8,253	23%	$8,234	23%
Utilities and energy	8,752	23	8,653	23	8,608	23	8,175	22	7,950	22
Consumer—non-cyclical	4,778	13	4,662	12	4,569	12	4,250	12	4,148	12
Consumer—cyclical	2,183	6	2,088	6	1,976	5	1,830	5	1,773	5
Capital goods	2,345	6	2,388	6	2,485	7	2,282	6	2,191	6
Industrial	2,267	6	2,149	6	1,995	5	1,902	5	1,850	5
Technology and communications	2,630	7	2,522	7	2,443	7	2,377	6	2,250	6
Transportation	1,435	4	1,445	4	1,403	4	1,305	4	1,284	4
Other	5,331	14	5,520	15	5,580	15	6,074	17	5,852	17

Subtotal	37,859	100%	37,346	100%	37,178	100%	36,448	100%	35,532	100%

Non-Investment Grade:
Finance and insurance	348	20%	290	17%	375	20%	425	21%	441	21%
Utilities and energy	396	22	340	21	322	17	294	15	282	13
Consumer—non-cyclical	142	8	132	8	166	9	209	10	218	10
Consumer—cyclical	76	4	72	4	106	5	123	6	163	8
Capital goods	303	17	303	18	335	17	318	16	325	15
Industrial	280	16	286	17	318	17	356	17	369	17
Technology and communications	165	9	159	10	168	9	183	9	225	10
Transportation	60	3	68	4	88	5	95	5	95	4
Other	20	1	19	1	17	1	24	1	40	2

Subtotal	1,790	100%	1,669	100%	1,895	100%	2,027	100%	2,158	100%

Total	$39,649	100%	$39,015	100%	$39,073	100%	$38,475	100%	$37,690	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,958	5%	$2,756	5%	$2,720	5%	$2,857	5%	$2,379	4%
Due after one year through five years	11,183	19	11,225	19	11,172	19	12,103	22	12,248	22
Due after five years through ten years	11,066	19	10,472	18	10,612	18	10,031	18	9,678	18
Due after ten years	21,648	37	22,139	38	22,252	39	20,420	36	20,086	37

Subtotal	46,855	80	46,592	80	46,756	81	45,411	81	44,391	81
Mortgage and asset-backed securities	11,677	20	11,703	20	11,060	19	10,810	19	10,607	19

Total fixed maturity securities	$58,532	100%	$58,295	100%	$57,816	100%	$56,221	100%	$54,998	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Commercial Mortgage Loans Summary

(amounts in millions)

	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
South Atlantic	$1,629	27%	$1,631	27%	$1,624	27%	$1,624	25%	$1,577	24%
Pacific	1,504	25	1,539	25	1,598	25	1,615	25	1,746	26
Middle Atlantic	750	12	734	12	810	13	865	13	880	13
East North Central	544	9	557	9	568	9	577	9	603	9
Mountain	482	8	497	8	500	8	516	8	527	8
New England	385	6	388	6	390	6	422	7	480	7
West North Central	332	5	337	5	344	5	349	5	355	5
West South Central	293	5	298	5	329	5	348	5	305	5
East South Central	157	3	159	3	158	2	169	3	181	3

Subtotal	6,076	100%	6,140	100%	6,321	100%	6,485	100%	6,654	100%

Allowance for losses	(49)		(51)		(54)		(57)		(58)
Unamortized fees and costs	3		3		4		4		4

Total	$6,030		$6,092		$6,271		$6,432		$6,600

Property Type
Retail	$1,907	31%	$1,898	31%	$1,889	30%	$1,912	30%	$1,976	30%
Industrial	1,688	28	1,707	28	1,736	28	1,753	27	1,745	26
Office	1,553	26	1,590	26	1,647	26	1,757	27	1,822	27
Apartments	626	10	641	10	708	11	718	11	700	11
Mixed use/other	302	5	304	5	341	5	345	5	411	6

Subtotal	6,076	100%	6,140	100%	6,321	100%	6,485	100%	6,654	100%

Allowance for losses	(49)		(51)		(54)		(57)		(58)
Unamortized fees and costs	3		3		4		4		4

Total	$6,030		$6,092		$6,271		$6,432		$6,600

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$51		$54		$57		$58		$59
Provision	—		—		—		3		—
Release	(2)		(3)		(3)		(4)		(1)

Ending balance	$49		$51		$54		$57		$58

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Commercial Mortgage Loans Summary

(amounts in millions)

	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,655	44%	$2,698	44%	$2,810	45%	$2,883	44%	$2,851	43%
$5 million but less than $10 million	1,540	25	1,540	25	1,600	25	1,597	25	1,546	23
$10 million but less than $20 million	1,117	18	1,161	19	1,199	19	1,168	18	1,215	18
$20 million but less than $30 million	249	4	225	4	305	5	350	5	296	5
$30 million and over	515	9	516	8	407	6	487	8	747	11

Subtotal	6,076	100%	6,140	100%	6,321	100%	6,485	100%	6,655	100%

Net premium/discount	—		—		—		—		(1)

Total	$6,076		$6,140		$6,321		$6,485		$6,654

Commercial Mortgage Loan Information by Vintage as of March 31, 2012

(loan amounts in millions)

Loan Year	Total Recorded Investment (1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$1,712	753	$2	48%	$1	1	$1
2005	1,346	301	$4	63%	15	4	$4
2006	1,198	268	$4	70%	—	—	$—
2007	1,081	178	$6	75%	1	1	$1
2008	265	56	$5	74%	4	1	$4
2009	—	—	$—	—%	—	—	$—
2010	100	17	$6	62%	4	2	$2
2011	293	55	$5	65%	—	—	$—
2012	81	15	$5	61%	—	—	$—

Total	$6,076	1,643	$4	63%	$25	9	$3

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of March 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$660	$665	$669	$693	$670	$2,697
Fixed maturity securities—non-taxable	4	6	8	10	11	35
Commercial mortgage loans	84	92	89	92	92	365
Restricted commercial mortgage loans related to securitization entities	9	10	11	9	10	40
Equity securities	4	3	3	10	3	19
Other invested assets	43	36	31	38	30	135
Limited partnerships	10	(5)	11	17	4	27
Restricted other invested assets related to securitization entities	—	—	—	—	—	—
Policy loans	31	31	30	30	29	120
Cash, cash equivalents and short-term investments	10	13	12	6	6	37

Gross investment income before expenses and fees	855	851	864	905	855	3,475
Expenses and fees	(23)	(24)	(22)	(24)	(25)	(95)

Net investment income	$832	$827	$842	$881	$830	$3,380

Annualized Yields
Fixed maturity securities—taxable	4.9%	4.9%	5.0%	5.2%	5.0%	5.0%
Fixed maturity securities—non-taxable	3.4%	3.6%	3.8%	4.1%	4.2%	4.0%
Commercial mortgage loans	5.5%	6.0%	5.6%	5.6%	5.5%	5.7%
Restricted commercial mortgage loans related to securitization entities	9.0%	9.5%	10.1%	7.8%	7.6%	8.8%
Equity securities	4.1%	3.4%	3.4%	11.7%	3.2%	5.4%
Other invested assets	15.8%	14.3%	13.4%	15.8%	11.7%	13.6%
Limited partnerships(1)	11.5%	-5.7%	12.6%	19.9%	5.1%	7.8%
Restricted other invested assets related to securitization entities	0.0%	0.0%	0.2%	0.2%	0.3%	0.0%
Policy loans	8.0%	8.0%	7.7%	7.9%	8.0%	7.9%
Cash, cash equivalents and short-term investments	0.8%	1.2%	1.4%	0.7%	0.7%	1.0%

Gross investment income before expenses and fees	4.9%	4.9%	5.0%	5.3%	5.0%	5.0%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.2%	-0.2%	-0.1%

Net investment income	4.8%	4.8%	4.9%	5.1%	4.8%	4.9%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total

Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$8	$15	$4	$1	$(3)	$17
U.S. government, agencies and government-sponsored enterprises	2	5	1	—	3	9
Foreign corporate	1	(3)	17	(8)	(1)	5
Foreign government	1	1	3	2	—	6
Tax-exempt	(1)	7	1	(1)	—	7
Mortgage-backed securities	(2)	(8)	(2)	(1)	(2)	(13)
Asset-backed securities	1	(1)	—	(1)	—	(2)
Equity securities	—	2	—	1	2	5
Foreign exchange	—	(1)	(1)	1	—	(1)

Total net realized gains (losses) on available-for-sale securities	10	17	23	(6)	(1)	33

Impairments:
Sub-prime residential mortgage-backed securities	(2)	(2)	(1)	(3)	(6)	(12)
Alt-A residential mortgage-backed securities	(3)	(3)	(2)	(2)	(4)	(11)

Total sub-prime and Alt-A residential mortgage-backed securities	(5)	(5)	(3)	(5)	(10)	(23)

Prime residential mortgage-backed securities	—	(1)	(3)	(2)	(3)	(9)
Other mortgage-backed securities	(1)	(3)	—	—	—	(3)
Commercial mortgage-backed securities	(3)	(3)	(1)	(4)	—	(8)
Corporate fixed maturity securities	—	—	(27)	—	(9)	(36)
Limited partnerships	—	—	—	(1)	—	(1)
Commercial mortgage loans	(1)	—	—	(4)	(1)	(5)

Total impairments	(10)	(12)	(34)	(16)	(23)	(85)

Net unrealized gains (losses) on trading securities	(17)	(6)	7	9	7	17
Derivative instruments	17	2	(50)	(10)	(6)	(64)
Commercial mortgage loans held-for-sale market valuation allowance	2	2	2	1	(1)	4
Contingent purchase price valuation change	(1)	(1)	(15)	(1)	—	(17)
Net gains (losses) related to securitization entities	22	3	(37)	(3)	6	(31)
Other	—	(1)	1	—	—	—

Net investment gains (losses), net of taxes	23	4	(103)	(26)	(18)	(143)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	(5)	(3)	26	3	3	29
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(2)	—	(1)	—	(1)	(2)

Net investment gains (losses), net of taxes and other adjustments	$16	$1	$(78)	$(23)	$(16)	$(116)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$37	$49	$(302)	$(210)	$(50)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,973	$10,945	$10,969	$11,040	$11,102
GAAP Basis ROE (1) divided by (2)	0.3%	0.4%	-2.8%	-1.9%	-0.5%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$85	$129	$(159)	$(200)	$14
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,973	$10,945	$10,969	$11,040	$11,102
Operating ROE (1) divided by (2)	0.8%	1.2%	-1.4%	-1.8%	0.1%

Quarterly Average ROE	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$47	$142	$(16)	$(136)	$59
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,052	$10,947	$10,877	$10,945	$10,976
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	1.7%	5.2%	-0.6%	-5.0%	2.2%

Operating ROE
Net operating income (loss) for the period ended(3)	$31	$105	$62	$(113)	$75
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,052	$10,947	$10,877	$10,945	$10,976
Annualized Operating Quarterly Basis ROE (3) divided by (4)	1.1%	3.8%	2.3%	-4.1%	2.7%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Reconciliation of Expense Ratio

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$530	$569	$581	$581	$563	$2,294
Total revenues(2)	$2,426	$2,624	$2,521	$2,655	$2,568	$10,368

Expense ratio (1) divided by (2)	21.8%	21.7%	23.0%	21.9%	21.9%	22.1%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$530	$569	$581	$581	$563	$2,294
Less lifestyle protection insurance business	127	139	143	156	152	590
Less wealth management business	92	93	95	92	92	372

Adjusted acquisition and operating expenses, net of deferrals(3)	$311	$337	$343	$333	$319	$1,332

Total revenues	$2,426	$2,624	$2,521	$2,655	$2,568	$10,368
Less lifestyle protection insurance business	218	226	245	281	270	1,022
Less wealth management business	112	114	115	114	110	453
Less net investment gains (losses)	34	7	(155)	(41)	(30)	(219)

Adjusted total revenues(4)	$2,062	$2,277	$2,316	$2,301	$2,218	$9,112

Adjusted expense ratio (3) divided by (4)	15.1%	14.8%	14.8%	14.5%	14.4%	14.6%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s lifestyle protection insurance and wealth management businesses. The lifestyle protection insurance and wealth management businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Reconciliation of Core Premiums

(amounts in millions)

	2012	2011
	1Q	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,107	$1,352	$1,461	$1,455	$1,437	$5,705
Less U.S. Life Insurance—fixed annuities premiums	33	33	22	20	20	95
Less impact of changes in foreign exchange rates	(3)	7	54	44	10	115

Core premiums	$1,077	$1,312	$1,385	$1,391	$1,407	$5,495

Reported premium percentage change from prior year	-23.0%	-7.8%	1.0%	-1.0%	-2.2%	-2.5%
Core premium percentage change from prior year	-23.5%	-8.2%	-2.2%	-1.6%	3.0%	-2.3%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the U.S. Life Insurance—fixed annuities business and the impact of changes in foreign exchange rates. The fixed annuities premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Reconciliation of Core Yield

		2012	2011
	(Assets—amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$74.5	$76.4	$76.1	$71.5	$71.8	$76.4
	Subtract:
	Securities lending	0.1	0.4	0.2	0.6	0.8	0.4
	Unrealized gains (losses)	4.1	5.0	5.7	1.7	1.2	5.0
	Derivative counterparty collateral	0.6	1.0	1.7	0.7	0.7	1.0

	Adjusted end of period invested assets	$69.7	$70.0	$68.5	$68.5	$69.1	$70.0

(A)	Average Invested Assets Used in Reported Yield Calculation	$69.9	$69.2	$68.5	$68.8	$68.9	$68.9
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.4	0.4	0.4	0.5	0.5	0.5

(B)	Average Invested Assets Used in Core Yield Calculation	69.5	68.8	68.1	68.3	68.4	68.4
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	7.5	7.9	8.1	8.3	8.6	8.2

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$62.0	$60.9	$60.0	$60.0	$59.8	$60.2

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$832	$827	$842	$881	$830	$3,380
	Subtract:
	Bond calls and commercial mortgage loan prepayments	5	10	8	16	8	42
	Reinsurance(2)	22	19	21	36	32	108
	Other non-core items(3)	4	7	3	15	2	27
	Restricted commercial mortgage loans and other invested assets related to securitization entities	5	6	8	5	7	26

(E)	Core Net Investment Income	796	785	802	809	781	3,177
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	33	35	33	37	34	139

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$763	$750	$769	$772	$747	$3,038

(D) / (A)	Reported Yield	4.76%	4.78%	4.92%	5.12%	4.82%	4.91%
(E) / (B)	Core Yield	4.58%	4.56%	4.71%	4.74%	4.57%	4.65%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.92%	4.93%	5.13%	5.15%	5.00%	5.05%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes mark-to-market adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), A.M. Best Company, Inc. (“A.M. Best”) and Fitch Ratings (“Fitch”) as follows:

Company	S&P	Moody’s	A.M. Best	Fitch
Genworth Life Insurance Company	A	A2	A	A-
Genworth Life Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life and Annuity Insurance Company	A	A2	A	A-
Genworth Life and Annuity Insurance Company (short-term rating)	A -1	P-1	Not rated	Not rated
Genworth Life Insurance Company of New York	A	A2	A	A-

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	B	Ba1
Genworth Residential Mortgage Insurance Corporation of NC	B	Ba1
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAA	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (“DBRS”).

The S&P, Moody’s, A.M. Best, Fitch and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “AA” (Very Strong), “A” (Strong), “BBB” (Good) or “B” (Weak) have very strong, strong, good, or weak financial security characteristics, respectively. The “AA,” “A”, “BBB” and “B” ranges are the second-, third-, fourth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB” and “B” ratings are the fourth-, sixth-, seventh-, ninth- and fifteenth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and those rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2,” “Ba1”, ratings are the fifth-, sixth-, and eleventh-highest, respectively, of Moody’s 21 ratings categories. The short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest, of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 19 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly variable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Georgette Nicholas, 804-662-2248

Georgette.Nicholas@genworth.com